                                                                 ARTHUR ANDERSEN


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


As independent public accountants, we hereby consent to the use of our reports (and all references to our Firm) included in or made a part of this Registration Statement File No. 333-66343 for Hartford Life Insurance Company Separate Account Two on Form N-4.


Hartford, Connecticut                                   /s/  Arthur Andersen LLP
September 20, 2000